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                                                                   EXHIBIT 10.20





                     AMENDED AND RESTATED SECURITY AGREEMENT


                  AMENDED AND RESTATED SECURITY AGREEMENT, dated as of August 5, 1998, between UNITED PETROLEUM CORPORATION ("UPET"), a corporation organized and existing under the laws of Delaware, CALIBUR SYSTEMS, INC. (Calibur"), a corporation organized and existing under the laws of Tennessee, and JACKSON-UNITED PETROLEUM CORPORATION ("Jackson-United"), a corporation organized and existing under the laws of Kentucky (each an "Assignor" and, collectively, the "Assignors")and INFINITY INVESTORS LIMITED, a Nevis West Indies corporation (the "Lender"), a party to the Amended, Restated and Consolidated Credit Agreement, dated as of August 5, 1998, among each of the Assignors and the Lender (as modified, supplemented or amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, UPET, Jackson-United and the Lender are parties to that certain Security Agreement dated as of April 15, 1998 (the "Original Security Agreement");

                  WHEREAS, each of the Assignors desire to incur the Consolidated Loans under the Credit Agreement;

                  WHEREAS, each of the Assignors and Lender collectively desire to amend and restate the Original Security Agreement in connection with the closing of the Credit Agreement;

                  WHEREAS, it is a condition precedent to the incurrence of Loans under the Credit Agreement that each of the Assignors shall has executed and delivered to the Lender this Agreement; and

                  WHEREAS, each of the Assignors desires to execute this Agreement to satisfy the condition described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits to each of the Assignors, the receipt and sufficiency of which are hereby acknowledged, each of the Assignors hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:


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                  SECTION 1.  SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations (all capitalized terms used herein and defined in Section 9.1 shall be used herein as so defined), each of the Assignors does hereby sell, assign and transfer unto the Lender, and does hereby grant to the Lender a continuing security interest of first priority in, all of the right, title and interest of each of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable;
(ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory; (iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the businesses of each of the Assignors symbolized by the Marks; (vi) all Patents and Copyrights; (vii) all computer programs of each of the Assignors and all intellectual property rights therein and all other proprietary information of each of the Assignors, including, but not limited to, trade secrets; (viii) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in the Cash Collateral Account; (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than Pledged Stock); and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

                  (b) The security interest of the Lender under this Agreement extends to all Collateral of the kind described in preceding clause (a) which each of the Assignors may acquire at any time during the continuation of this Agreement.

                  1.2. Power of Attorney. Each of the Assignors hereby constitutes and appoints the Lender its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of each of the Assignors or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to each of the Assignors under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                  SECTION 2.  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each of the Assignors represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by each of the Assignors to the Lender hereby in respect of the Collateral have been accomplished and the security interest granted to the Lender pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Liens permitted under Section 7.1 of the Credit Agreement) and is entitled to all the


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rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. Each of the Assignors is, and as to Collateral acquired by them from time to time after the date hereof each of the Assignors will be, the owners of all Collateral free from any Lien or other right, title or interest of any Person (other than Liens created hereby or permitted under Section 7.1 of the Credit Agreement), and each of the Assignors shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Lender.

                  2.3. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A and so long as any of the Obligations remain unpaid, none of the Assignors will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by any of the Assignors.

                  2.4. Chief Executive Office; Records. The chief executive office of each of the Assignors is located at 1111 Northshore Drive, Suite N425, Knoxville, Tennessee 37918 except Calibur which is at 4867 North Broadway, Knoxville Tennessee 37919. Each of the Assignors will not move their chief executive office except to such new location as any of the Assignors may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of the Assignors and the only original books of account and records of the Assignors relating thereto are, and will continue to be, kept at such chief executive office or at the locations disclosed in Annex B, or at such new locations as the Assignors may establish in accordance with the last sentence of this Section
2.4. All Receivables and Contract Rights of the Assignors are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as the Assignors may establish in accordance with the last sentence of this Section 2.4. None of the Assignors shall establish a new location for such offices until (i) such assignor shall have given to the Lender not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request and (ii) with respect to such new location, they shall have taken all action, satisfactory to the Lender, to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.5. Location of Inventory and Equipment. (a) All Inventory and Equipment held on the date hereof by any of the Assignors is located at one of the locations shown on Annex C. Each of the Assignors agrees that (i) all Inventory and Equipment now held or subsequently acquired by any of them shall be kept at (or shall be in transport to) any one of the locations shown on Annex C, or such new location as any of the Assignors may establish in accordance with the last sentence of this Section 2.5. Each of the Assignors may establish a new

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location for Inventory and Equipment only if (i) it shall have given to the
Lender prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request and (ii) with respect to such new location, they shall have taken all action reasonably satisfactory to the Lender to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.6. Recourse. This Agreement is made with full recourse to each of the Assignors and pursuant to and upon all the warranties, representations, covenants and agreements on the part of each of the Assignors contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith.

                  SECTION 3. SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each of the Assignors shall be deemed to have represented and warranted that such Receivables, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto
(i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2. Maintenance of Records. Each of the Assignors will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each of the Assignors will make the same available to the Lender for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon demand. Each of the Assignors shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by each of the Assignors) at any time upon its demand. If the Lender so directs, each of the Assignors shall legend, in form and manner reasonably satisfactory to the Lender, the Receivables and Contracts, as well as books, records and documents of each of the Assignors evidencing or pertaining to the Receivables or Contracts with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Lender and that the Lender has a security interest therein.

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                  3.3. Direction to Account Debtors; Contracting Parties; etc.
Each of the Assignors agrees (i) to cause all payments on account of the Receivables and Contracts to be made directly to one of the Cash Collateral Accounts and (ii) that the Lender may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (i). Without notice to or assent by the Assignors, the Lender may apply any or all amounts then in, or thereafter deposited in, any one of the Cash Collateral Accounts in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by any of the Assignors or the Lender, shall be borne by the Assignors.

                  3.4. Modification of Terms; etc. None of the Assignors shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Lender, except as permitted by Section 3.5. Each of the Assignors will duly fulfill all obligations on their part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Lender in the Receivables or Contracts.

                  3.5. Collection. Each of the Assignors shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, each of the Assignors may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any of the Assignors or the Lender, shall be borne by the Assignors.

                  3.6. Instruments. If any of the Assignors own or acquire any Instrument, such Assignor will within 10 days notify the Lender thereof, and upon request by the Lender promptly deliver such Instrument to the Lender appropriately endorsed to the order of the Lender as further security hereunder.

                  3.7. Further Actions. Each of the Assignors will, at their own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and

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other property or rights covered by the security interest hereby granted, as the
Lender may reasonably require.

                  SECTION 4.  SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each of the Assignors represents and warrants that it is the true and lawful exclusive owner of the Marks listed as such in Annex D and that such listed Marks constitute all the marks registered in the United States Patent and Trademark Office that each of the Assignors now own or use in connection with their business. Each of the Assignors represents and warrants that it owns or is licensed to use all Marks that it uses. Each of the Assignors further warrants that it is aware of no third party claim that any aspect of the Assignor's present or contemplated business operations infringe or will infringe any Mark.

                  4.2. Licenses and Assignments. Each of the Assignors hereby agrees not to divest itself of any right under a Mark absent prior written approval of the Lender.

                  4.3. Infringements. Each of the Assignors agrees, promptly upon learning thereof, to notify the Lender in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Assignor's rights in and to any significant Mark, or with respect to any party claiming that the Assignor's use of any significant Mark violates any property right of that party. Each of the Assignors further agrees, unless otherwise directed by the Lender, diligently to prosecute any Person infringing any significant Mark.

                  4.4. Preservation of Marks. Each of the Assignors agrees to use its significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

                  4.5. Maintenance of Registration. Each of the Assignors shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. to maintain trademark registration, including, but not limited to, affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Required Lender. Each of the Assignors agrees to notify the Lender six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal are being processed.

                  4.6. Future Registered Marks. If any mark registration issues hereafter to any of the Assignors as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate such Assignors shall deliver a copy of such certificate, and a grant of security in such mark, to the Lender, confirming

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the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  4.7. Remedies. If an Event of Default shall occur and be continuing, the Lender may, by written notice to the Assignors, take any or all of the following actions: (i) declare the entire right, title and interest of each of the Assignors in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Lender and the holders of the Notes, in which case each of the Assignors agrees to execute an assignment in form and substance satisfactory to the Lender of all its rights, title and interest in and to the Marks to the Lender and the holders of the Notes; (ii) take and use or sell the Marks and the goodwill of such Assignor's businesses symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and
(iii) direct each of the Assignors to refrain, in which event each of the Assignors shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Lender, change such Assignor's corporate names to eliminate therefrom any use of any Mark and execute such other and further documents that the Lender may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Lender.

                  SECTION 5. SPECIAL PROVISIONS CONCERNING PATENTS AND
COPYRIGHTS

                  5.1. Additional Representations and Warranties. Each of the Assignors represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex E and in the Copyrights listed in Annex F, that said Patents constitute all the U.S. patents and applications for U.S. patents that each of the Assignors now owns and that said Copyrights constitute all the U.S. copyrights that each of the Assignors now owns. Each of the Assignors represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now owns, uses or practices under. Each of the Assignors further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Patent or any Copyright.

                  5.2. Licenses and Assignments. Each of the Assignors hereby agrees not to divest itself of any right under a Patent or Copyright absent prior written approval of the Lender.

                  5.3. Infringements. Each of the Assignors agrees, promptly upon learning thereof, to furnish the Lender in writing with all pertinent information available to such Assignors with respect to any infringement or other violation of such Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright violates any property right of those parties. Each of the Assignors further agrees, absent direction of the Lender to the contrary, diligently to prosecute any Person infringing any significant Patent or Copyright.

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                  5.4. Maintenance of Patents. At its own expense, each of the
Assignors shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Patent.

                  5.5. Prosecution of Patent Application. At its own expense, each of the Assignors shall diligently prosecute all applications for U.S. patents listed on Annex E, and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Lender.

                  5.6. Other Patents and Copyrights. Within 30 days of acquisition of a U.S. Patent or Copyright, or of filing of an application for a U.S. Patent or Copyright, each of the Assignors shall deliver to the Lender a copy of such Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  5.7. Remedies. If an Event of Default shall occur and be continuing, the Lender may, by written notice to the Assignors, take any or all of the following actions: (i) declare the entire right, title and interest of each of the Assignors in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Lender and the holders of the Notes, in which case each of the Assignors agrees to execute an assignment in form and substance satisfactory to the Lender of all its right, title and interest to such Patents and Copyrights to the Lender and the holders of the Notes; (ii) take and practice or sell the Patents and Copyrights; (iii) direct each of the Assignors to refrain, in which event each of the Assignors shall refrain, from practicing the Patents and Copyrights directly or indirectly, and each of the Assignors shall execute such other and further documents as the Lender may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Lender.

                  SECTION 6.  PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Lender's Security. Each of the Assignors will do nothing to impair the rights of the Lender in the Collateral. Each of the Assignors will at all times keep its Inventory and Equipment insured in favor of the Lender, at its own expense, to the Lender's reasonable satisfaction against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Lender's satisfaction (including, without limitation, by naming the Lender as loss payee) and deposited with the Lender. If any of the Assignors shall fail to insure such Inventory and Equipment to the Lender's reasonable satisfaction, or if any of the Assignors shall fail to so endorse and deposit all policies or certificates with respect thereto, the Lender shall have the right (but shall be under no obligation) to procure such insurance and each of the Assignors agrees to reimburse the Lender for all costs and expenses of procuring such insurance. The Lender may apply any proceeds of such insurance when received by it toward the payment of any of the Obligations to the extent the same shall then be due. Each of the Assignors assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay its Obligations shall in no way be affected or diminished by reason of the


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fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-negotiable. Each of the Assignors agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each of the Assignors will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Lender deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each of the Assignors agrees to assign and deliver to the Lender such financing statements, in form acceptable to the Lender, as the Lender may from time to time reasonably request or as are necessary or desirable in the opinion of the Lender to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each of the Assignors will pay any applicable filing fees and related expenses. Each of the Assignors authorizes the Lender to file any such financing statements without the signature of any of the Assignors.

                  SECTION 7.  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each of the Assignors agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Lender, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from any of the Assignors or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and


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                  (b) instruct the obligor or obligors on any agreement,
          instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Lender; and

                  (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations; and

                  (d) sell, assign or otherwise liquidate, or direct any of the Assignors to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (e) take possession of the Collateral or any part thereof, by directing any of the Assignors in writing to deliver the same to the Lender at any place or places designated by the Lender, in which event such Assignor shall at its own expense:

                      (i) forthwith cause the same to be moved to the place or places so designated by the Lender and there delivered to the Lender,

                      (ii) store and keep any Collateral so delivered to the Lender at such place or places pending further action by the Lender as provided in Section 7.02, and

                      (iii) while the Collateral shall be so stored and kept,
               provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that the obligations of each of the Assignors so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by any of the Assignors of such obligation.

               7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Lender under or pursuant to Section 7.1, and any other Collateral whether or not so repossessed by the Lender, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Lender or after any overhaul or repair which the Lender shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to any of the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Assignors or any nominee of the Assignors to acquire the Collateral involved at a

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price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to any of the Assignors specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Lender's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in Knoxville, Tennessee. To the extent permitted by any such requirement of law, the Lender and/or the holders of the Notes may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to any of the Assignors (except to the extent of surplus money received as provided in Section 7.4). If, under mandatory requirements of applicable law, the Lender shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to any of the Assignors as hereinabove specified, the Lender need give the Assignors only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH OF THE ASSIGNORS HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNORS WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each of the Assignors hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Lender's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each of the Assignors, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of each of the Assignors therein and thereto, and shall be a perpetual bar both at law and in equity against each of the Assignors and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under any of the Assignors.

          7.4. Application of Proceeds. The proceeds of any Collateral obtained pursuant to Section 7.1 or disposed of pursuant to Section 7.2 shall be applied as follows:

          (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Lender in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Lender in connection with the A Note;

          (ii) next, any surplus then remaining to the payment of the Obligations in the following order of priority:

               (a) all interest accrued and unpaid with respect to the A Note;

               (b) the principal amount owing on the A Note;

               (c) any and all expenses and fees incurred by the Lender in connection with the B Note;

               (d) all interest accrued and unpaid with respect to the B Note;


               (e) the principal amount owing on the B Note; and

               (f) all other Obligations then owing;

               (iii) if no other Obligation are outstanding, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Lender has actual notice (without investigation);

it being understood that each of the Assignors shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of this Section
7.4 with respect to any of the Assignors. All fees and expenses to be paid pursuant to this section shall be allocated pro rata among the A Note and the B Note based on the principal amount thereof.

                  7.5. Remedies Cumulative. No failure or delay on the part of the Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any of the Assignors and the Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of any Note would otherwise have. No notice to or demand on any of the Assignors in any case shall entitle any of the Assignors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  7.6. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case each of the Assignors, the Lender and each holder of any of the Obligations shall be restored to its former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

                  SECTION 8.  INDEMNITY

                  8.1. Indemnity. (a) Each of the Assignors agrees to indemnify, reimburse and hold the Lender, the holder of any Note, and its respective officers, directors, employees, representatives and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.01 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each of the Assignors agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, such Assignors shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each of the Assignors agrees to pay, or reimburse the Lender for (if the Lender shall have incurred fees, costs or expenses because any of the Assignors shall has failed to comply with its obligations under this Assignment or any other Credit Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Lender's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), each of the Assignors agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any of the Assignors in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

                  (d) If and to the extent that the obligations of any of the Assignors under this Section 8.1 are unenforceable for any reason, each of the Assignors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each of the Assignors contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Agreement and all of the other Obligations and notwithstanding the discharge thereof.

                  SECTION 9.  DEFINITIONS

                  9.1. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Agreement" shall mean this Security Agreement, as modified, supplemented or amended from time to time.

                  "Assignors" shall have the meaning provided in the first paragraph of this Agreement.

                  "Cash Collateral Account" shall mean a restricted non-interest bearing cash collateral account maintained with the Lender.

                  "Chattel Paper" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Collateral" shall have the meaning provided in Section
1.01(a).

                  "Contracts" shall mean all contracts between any of the Assignors and one or more additional parties.

                  "Contract Rights" shall mean all rights of any of the Assignors (including, without limitation, all rights to payment) under each Contract.

                  "Copyrights" shall mean any U.S. copyright to which each of the Assignors now or hereafter has title, as well as any application for a U.S. copyright hereafter made by each of the Assignors.

                  "Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

                  "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Assignors and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Assignors and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning specified in Section 8.01.

                  "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean all raw materials, work-in-process, and finished inventory of each of the Assignors of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by each of the Assignors.

                  "Marks" shall mean any trademarks and service marks now held or hereafter acquired by each of the Assignors, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by any of the Assignors in the United States and trade dress, including logos and/or designs, in connection with which any of these registered or unregistered marks are used.

                  "Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of each of the Assignors to the Lender or the holder of any Note arising under or in connection with any Credit Document; (b) any and all sums advanced by the Lender in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of each of the Assignors referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs.

                  "Patents" shall mean any U.S. patent to which each of the Assignors now or hereafter have title, as well as any application for a U.S. patent now or hereafter made by Assignors.

                  "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Lender or any of the Assignors from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any of the Assignors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Assignors and, in any event, shall include, but shall not be limited to, all of each of the Assignor's rights to payment for goods sold or leased or services performed by each of the Assignors, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by each of the Assignors to secure the foregoing, (ii) all of each of the Assignor's rights, titles and interests in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

                  SECTION 10.  MISCELLANEOUS

                  10.1. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in
Section 9.3 of the Credit Agreement.

                  10.2. Waiver; Amendment. This Agreement may be charged, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  10.3. Obligations Absolute. The obligations of each of the Assignors under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (iii) any furnishing of any additional security to the Lender or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Lender; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

                  10.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the partners hereto; provided, however, that none of the Assignors may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. All agreements, statements, representations and warranties made by each of the Assignors herein or in any certificate or other instrument delivered by any of the Assignors or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Lender or on its behalf.

                  10.5. Headings Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. The provisions of Section 1.2(a) of the Credit Agreement shall apply to this Agreement as if the reference therein to "Agreement" were to this Agreement.

                  10.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, without giving effect to conflict of laws principles.

                  10.7. Each of the Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each of the Assignors shall remain liable to perform all of the obligations, if any, assumed by them with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of any of the Assignors under or with respect to any Collateral.

                  10.8. Termination; Release. When all Obligations have been paid in full, this Agreement shall terminate, and the Lender, at the request and expense of each of the Assignors, will execute and deliver to the Assignors the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Assignors (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Lender and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                  10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its duly authorized officers as of the date first above written.


                      Address

         1111 Northshore Drive                    UNITED PETROLEUM CORPORATION,
         Suite N425                               as assignor
         Knoxville, Tennessee
         Attention: [              ]              By
                                                    ---------------------------
                                                    Name:
                                                    Title:


                      Address

         [                         ]              CALIBUR SYSTEMS, INC.,
         [                         ]              as assignor,
         [                         ]
         Attention: [              ]

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title


                      Address

         1111 Northshore Drive                    JACKSON-UNITED PETROLEUM
         Suite N425                               CORPORATION,
         Knoxville, Tennessee                     as assignor
         Attention: [              ]
                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title

                      Address
         Hunkins Waterfront Plaza                  INFINITY INVESTORS LIMITED,
         Main Street                              as Assignee
         P.O. Box 556
         Charlestown, Nevis, West Indies
         Attention: Stuart J. Chasanoff

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title